SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 12, 1996

                           CONSOLIDATED GRAPHICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

         TEXAS                      0-24068                  76-0190827
(STATE OR OTHER JURISDICTION  (COMMISSION FILE NUMBER)   (I.R.S. EMPLOYER
     OF INCORPORATION)                                   IDENTIFICATION NO.)

                            2210 WEST DALLAS STREET
                              HOUSTON, TEXAS 77019
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (713) 529-4200

     THE FOLLOWING DISCUSSIONS AND THE ATTACHED PRESS RELEASES CONTAIN FORWARD LOOKING INFORMATION. READERS ARE CAUTIONED THAT SUCH INFORMATION INVOLVES RISKS AND UNCERTAINTIES, INCLUDING THE POSSIBILITY THAT EVENTS MAY OCCUR WHICH PRECLUDE COMPLETION OF FUTURE ACQUISITIONS AND CAPITAL EXPENDITURES AND ACHIEVEMENT OF SPECIFIED INTERNAL GROWTH AND PROFIT MARGIN IMPROVEMENTS.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

     On July 12, 1996, Consolidated Graphics, Inc. (the "Company") acquired for $4.0 million all of the assets and assumed certain of the liabilities of Eagle Press ("Eagle"), a commercial printing operation located in Sacramento, California. The funds used by the Company in completing the acquisition of Eagle were obtained from borrowings on the Company's bank revolving credit agreement. The Company expects to continue operating Eagle without making any significant changes in its operations.

ITEM 5.  OTHER EVENTS

     On July 18, 1996, the Company announced that it had completed the aforementioned acquisition of Eagle. A copy of the press release is attached hereto as Exhibit 99.1. On July 24, 1996, the Company announced its preliminary first quarter results for the first quarter ended June 30, 1996. A copy of the press release is attached hereto as Exhibit 99.2.

     As announced by Komori America Corporation ("Komori") on July 16, 1996, Consolidated Graphics, Inc. and Komori have entered into a multi-year printing press purchase agreement that includes certain volume purchase incentives and financing options. Pursuant to this contract, Consolidated has purchased three presses and intends to purchase one additional press. Although the contract provides for the purchase of up to $50 million of printing presses over its term, Consolidated Graphics is not obligated to purchase more than the four presses previously mentioned.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     As of the date of this Form 8-K, it is impracticable for the Company to file the required financial statements of the acquired business. The Company intends to file such required information as soon as the financial statements become available but in any event not later than September 22, 1996.

     (B)  PRO FORMA FINANCIAL INFORMATION.

     As of the date of this Form 8-K, it is impracticable for the Company to file the pro forma information with respect to the acquired business. The information required hereunder will be filed concurrently with the filing of the financial statements discussed above.

     (C)  EXHIBITS

     The following exhibits are filed herewith:

        10.1 -- Asset Purchase Agreement by and among Consolidated Graphics, Inc., Consolidated Eagle Press, Inc. and John Ross dated as of July 12, 1996.

        10.2 -- Purchase and Sale Contract between John D. Ross and Rosemary Ross and Consolidated Properties II, Inc. effective July 12, 1996.

        99.1 -- Press release of Consolidated Graphics, Inc. dated July 18, 1996 with respect to the completion of the acquisition of Eagle Press of Sacramento, California.

        99.2 -- Press release of Consolidated Graphics, Inc. dated July 24, 1996 with respect to the announcement of the Company's preliminary first quarter results.

                                       1

                                   SIGNATURE

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, CONSOLIDATED GRAPHICS, INC. HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED HEREUNTO DULY AUTHORIZED.

                                               CONSOLIDATED GRAPHICS, INC.
                                                       (Registrant)

                                          By: /s/ G. CHRISTOPHER COLVILLE
                                                  G. CHRISTOPHER COLVILLE
                                     VICE PRESIDENT -- MERGERS AND ACQUISITIONS
                                       CHIEF FINANCIAL AND ACCOUNTING OFFICER

Date:  July 24, 1996
                                       2